                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT



         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 4, 2003 (this "First Amendment"), is by and among DYCOM INDUSTRIES, INC., a Florida corporation (the "Borrower"), the Guarantors party to the Credit Agreement (as defined below), the Lenders party to the Credit Agreement (as defined below) and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                   WITNESSETH

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 3, 2002 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

         WHEREAS, the Borrower has informed the Lenders that it intends to restructure the corporate form of certain of its Subsidiaries (the "Restructuring");

         WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement; and

         WHEREAS, the Required Lenders have agreed to make certain amendments to the Credit Agreement, subject to the terms and conditions contained herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   AMENDMENTS

         1.1      DEFINITIONS.


                  (a) Section 1.1 to the Credit Agreement is amended by adding the following new definition in the appropriate alphabetical location:

                           "First Amendment Effective Date" mean March 4, 2003.

                  (b) The definition of "Guarantors" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
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                           "Guarantors" means (a) any of the Domestic
                  Subsidiaries identified as a "Guarantor" on the signature pages hereto and (b) any Person which executes a Joinder Agreement in accordance with the terms of the Credit Agreement, together with their successors and permitted assigns.

                  (c) Section 1.1 of the Credit Agreement is amended by deleting the term "Material Domestic Subsidiary" in its entirety.

         1.2 SUBSIDIARIES. Section 5.11 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  Section 5.11    Subsidiaries.

                           Set forth on Schedule 5.11 is a list of all the
                  Subsidiaries of the Credit Parties as of the First Amendment Effective Date, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Borrower therein.

         1.3 ADDITIONAL GUARANTORS. Section 6.9 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  Section 6.9      Additional Guarantors

                  Cause each of the Borrower's Domestic Subsidiaries which is not a party to this Credit Agreement, whether newly formed, after acquired or otherwise existing, to promptly become a "Guarantor" hereunder by way of execution of a Joinder Agreement.

         1.4 RESTRICTED PAYMENTS. Section 7.9 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  Section 7.9     Restricted Payments.

                  Each of the Credit Parties will not, nor will it permit any of its Subsidiaries to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries) and (c) so long as no Default or Event of Default has occurred and is continuing or would result therefrom and so long as, after giving effect to such payment on a pro forma basis, the Credit Parties would be in compliance with the financial covenants set forth in Section 6.7 as of the last fiscal quarter end, the Borrower may repurchase shares of its Capital Stock and/or make dividends or other distributions during the term of this Credit Agreement in an aggregate amount not to exceed $25,000,000.

         1.5 SCHEDULE OF SUBSIDIARIES. Schedule 5.11 to the Credit Agreement is amended by deleting the content of the schedule in its entirety and inserting, in substitution thereof, the schedule of Subsidiaries attached hereto as Annex A.

                                    SECTION 3

                               CLOSING CONDITIONS

         3.1      CLOSING CONDITIONS.

         This First Amendment shall become effective at such time as the following conditions shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

                  (a) Executed Documentation. The Administrative Agent shall have received counterparts of this First Amendment, dated as of the date hereof, between the Credit Parties, the Required Lenders and the Administrative Agent, in each case executed by a duly authorized officer of each party thereto.

                  (b) Restructuring. The Administrative Agent shall have received all material documents relating to the Restructuring (the "Restructuring Documents"). All legal, tax, accounting, business and other matters relating to the Restructuring or to the Borrower and its Subsidiaries relating to the Restructuring shall be satisfactory in all material respects to the Administrative Agent.

                  (c) Joinder Agreements. Receipt by the Administrative Agent of a Joinder Agreement from each of Dycom Investments, Inc., Dycom Capital Management, Inc. and Dycom Corporate Indentity, Inc. (individually a "New Subsidiary" and collectively, the "New Subsidiaries), in each case executed by a duly authorized officer of the applicable New Subsidiary, and acknowledged by the Credit Parties and the Administrative Agent.

                  (d) Legal Opinions. The Administrative Agent shall have received an opinion or opinions from counsel to the New Subsidiaries relating to the Joinder Agreements referenced in subsection (c) above, covering, among other things, the legality, validity and enforceability of such Joinder Agreements, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

                  (e) Authority Documents. The Administrative Agent shall have received the following with respect to each New Subsidiary:

                           (i) Articles of Incorporation. Copies of the articles of incorporation or other charter documents, as applicable, of each New Subsidiary certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

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                           (ii)     Resolutions. Copies of resolutions of the
                  board of directors or comparable managing body of each New Subsidiary approving and adopting this First Amendment, the Credit Documents, and the transactions contemplated herein and therein and authorizing execution and delivery thereof, certified by an officer of such New Subsidiary to be true and correct and in force and effect as of the date hereof.

                           (iii) Bylaws. A copy of the bylaws or comparable operating agreement of each New Subsidiary certified by an officer of such New Subsidiary to be true and correct and in force and effect as of the date hereof.

                           (iv) Good Standing. Copies of certificates of good standing, existence or its equivalent with respect to each New Subsidiary certified as of a recent date by the appropriate governmental authorities of the state of incorporation or formation, as applicable, and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

                           (v) Incumbency. An incumbency certificate of each New Subsidiary certified by a secretary or assistant secretary to be true and correct as of the date hereof.

                                    SECTION 4

                                 MISCELLANEOUS

         4.1 AMENDED TERMS. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this First Amendment. Except as herein specifically amended hereby or otherwise agreed, the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

         4.2 REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each of the Credit Parties represents and warrants, as of the date of this First Amendment, as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment and the transactions contemplated herein.

                  (b) This First Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this First Amendment or any of the Restructuring Documents other than such consents, approvals, authorizations, orders, filings, registrations, and qualifications which have been obtained.

                  (d)      The representations and warranties set forth in
         Section 5 of the Credit Agreement are true and correct in all material respects as of the date hereof except for those which expressly relate to an earlier date.

                  (e) No event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (f) The Credit Party Obligations are not reduced or modified by this First Amendment and are not subject to any offsets, defenses or counterclaims.

         4.3 AFFIRMATIVE COVENANTS OF THE CREDIT PARTIES. Upon the earlier of (a) the date the Restructuring is completed and (b) April 30, 2003, the Borrower shall cause all of its Domestic Subsidiaries that are not Guarantors at such time to promptly become "Guarantors" under the Credit Agreement by way of execution and delivery to the Administrative Agent of one or more Joinder Agreements, and the Borrower and its Subsidiaries shall deliver all such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, organizational and authorizing documents of such Persons, opinions of counsel to such Persons, and an updated schedule of the Borrower's Subsidiaries, all in form and substance satisfactory to the Administrative Agent.

         4.4 REAFFIRMATION OF CREDIT PARTY OBLIGATIONS. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         4.5 INSTRUMENT PURSUANT TO CREDIT AGREEMENT. This First Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         4.6 FURTHER ASSURANCES. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this First Amendment.

         4.7 EXPENSES. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

         4.8 GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         4.9 COUNTERPARTS/TELECOPY. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the First Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         4.10 SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         4.11 GENERAL. Except as amended hereby, the Credit Agreement and all other Credit Documents shall continue in full force and effect.

                           [Signature Pages to Follow]

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                           DYCOM INDUSTRIES, INC.,
                                    a Florida corporation


                                    By:   /s/ Richard L. Dunn
                                       ----------------------------------------
                                    Name: RICHARD L. DUNN
                                       ----------------------------------------
                                    Title: SENIOR VICE PRESIDENT & CFO
                                       ----------------------------------------



GUARANTORS:                          COMMUNICATIONS CONSTRUCTION
                                     GROUP, INC.,
                                     a Pennsylvania corporation
                                     ANSCO & ASSOCIATES, INC.,
                                     a Florida corporation
                                     DYCOM CAPITAL MANAGEMENT, INC.,
                                     a Delaware corporation
                                     DYCOM CORPORATE IDENTITY, INC.,
                                     a Delaware corporation
                                     DYCOM INVESTMENTS, INC.,
                                     a Delaware corporation
                                     ERVIN CABLE CONSTRUCTION, INC.,
                                     a Kentucky corporation
                                     CABLE COM INC.,
                                     a Delaware corporation
                                     NIELS FUGAL SONS COMPANY,
                                     a Utah corporation



                                    By:   /s/ Richard L. Dunn
                                       ----------------------------------------
                                    Name: RICHARD L. DUNN
                                          ------------------------------------
                                    Title: SECRETARY & TREASURER of each of
                                           the foregoing
                                          -------------------------------------

                                             [signature pages follow]

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.


LENDERS:                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                            individually in its capacity as a
                            Lender and in its capacity as Administrative Agent





                            By:   /s/ Michael Romanzo
                                  --------------------------------------------
                            Name: MICHAEL ROMANZO
                                  --------------------------------------------
                            Title: VICE PRESIDENT
                                  --------------------------------------------

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.





                            BANK OF AMERICA, N.A.


                            By:   /s/ Timothy H. Spanos
                                  --------------------------------------------
                            Name:  TIMOTHY H. SPANOS
                                  --------------------------------------------
                            Title: MANAGING DIRECTOR
                                  --------------------------------------------

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.





                           LASALLE BANK NATIONAL ASSOCIATION


                            By:   /s/ Robert Lozano
                                  ---------------------------------------------
                            Name:  ROBERT LOZANO
                                  ---------------------------------------------
                            Title: FIRST VICE PRESIDENT AND DEPUTY DIVISION HEAD
                                  ---------------------------------------------

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.





                            HSBC BANK USA


                            By:   /s/ Gregory Roll
                                  --------------------------------------------
                            Name:  GREGORY ROLL
                                  --------------------------------------------
                            Title: FIRST VICE PRESIDENT
                                  --------------------------------------------

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES. INC.





                            HARRIS TRUST AND SAVINGS BANK



                            By:   /s/ Wes W. Frangul
                                  --------------------------------------------
                            Name:  WES W. FRANGUL
                                  --------------------------------------------
                            Title: MANAGING DIRECTOR
                                  --------------------------------------------

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.





                            SUNTRUST BANK



                            By:   /s/ Edward E. Water
                                  --------------------------------------------
                            Name:  EDWARD E. WATER
                                  --------------------------------------------
                            Title: DIRECTOR
                                  --------------------------------------------

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.





                            REGIONS BANK


                            By:   /s/ David L. Walker
                                  --------------------------------------------
                            Name:  DAVID L. WALKER
                                  --------------------------------------------
                            Title: VICE PRESIDENT CORPORATE BANKING

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.






                            COMPASS BANK


                            By:   /s/ C. French Yarbrough, Jr.
                                  --------------------------------------------
                            Name:  C. FRENCH YARBROUGH, JR.
                                  --------------------------------------------
                            Title: SENIOR VICE PRESIDENT
                                  --------------------------------------------

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.





                            COMMERCEBANK N. A.


                            By:   /s/ Terry Lysengen
                                  --------------------------------------------
                            Name:  TERRY LYSENGEN
                                  --------------------------------------------
                            Title: VICE PRESIDENT
                                  --------------------------------------------

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                             DYCOM INDUSTRIES, INC.





                           ISRAEL DISCOUNT BANK OF NEW YORK


                            By:   /s/ Roberto Morgan
                                  --------------------------------------------
                            Name:  ROBERTO MORGAN
                                  --------------------------------------------
                            Title: SENIOR VICE PRESIDENT
                                  --------------------------------------------

                                                      Annex A to First Amendment

                                 Schedule 5.11

                                  SUBSIDIARIES

Each subsidiary is 100% owned by the Borrower or its subsidiaries.


SUBSIDIARIES


Subsidiary                                        Jurisdiction of Incorporation


                        See attached Organizational Chart